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                                                                    EXHIBIT 10.1

October 19, 2004


NetGear, Inc.
4500 Great America Pkwy.
Santa Clara, CA 95054


Re:      LOAN EXTENSION
         Borrower Name:  NetGear, Inc.
         Customer Number/Obligor Number: 5590406453
         Loan Number/Note Number: 18, 26, 34, 42 & 59


Dear Mr. Mather:

Comerica Bank has approved an extension of the above-referenced credit facility to November 24, 2004, from its current maturity as evidenced by that certain Loan and Security Agreement dated as of July 25, 2002, as may be or have been modified from time to time.

Except as modified and extended hereby, the existing loan documentation as amended concerning your obligation remains in full force and effect.

Very truly yours,

/s/ Sunita Patel

Sunita Patel
Regional Managing Director



Acknowledged and accepted on   10/19/04
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 By:  /s/ Jonathan Mather                  By:  /s/ Christopher Marshall
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 By:                                       By:
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